UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 25, 2013

CHUY’S HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35603 (Commission File Number)	20-5717694 (IRS Employer Identification No.)

1623 Toomey Rd.
Austin, Texas 78704
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 473-2783

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 25, 2013, after expressing a desire to reduce his role with the Company, Mr. Ted Zapp resigned from his position as Vice President of Operations of Chuy's Holdings, Inc. (the “Company”). Mr. Zapp had served as one of the Company's two Vice Presidents of Operations since November 2006 and had worked for the Company for almost 30 years. Mr. Zapp will remain employed by the Company in an advisory role and will continue to assist with the operational development of the Company. The Company's compensation committee has determined that Mr. Zapp's outstanding equity awards granted under the Chuy's Holdings, Inc. 2012 Omnibus Equity Incentive Plan will continue to vest until he is no longer employed by the Company.
On July 25, 2013, the Board of Directors promoted Mr. Gary Thomas LaRue to the Company's Vice President of Operations, South. Going forward, the Company's operations will be headed by Mr. LaRue in the South and by Mr. Frank Biller in the Southeast. In connection with his promotion, Mr. LaRue entered into the Company's standard indemnification agreement for executive officers.
Mr. LaRue, age 46, is a highly respected operational director with more than 24 years of restaurant industry experience. Mr. LaRue joined the Company in August 2009 as an Area Supervisor. Before his promotion to Vice President of Operations, South, he oversaw 7 Chuy's locations in Houston, College Station, Lubbock and San Antonio. From August 2006 until August 2009, Mr. LaRue served as the Area Director of Raising Cane's Chicken Fingers for half of the company-owned restaurants and managed its company operations and partial franchise operations. Prior to joining Raising Cane's, Mr. LaRue held positions for various companies in the restaurant and food industry, including On the Border Mexican Cantina, Central Market and Fuddruckers. Mr. LaRue attended Dallas Baptist University and the University of Texas in Arlington.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1
Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.8 of Amendment No. 7 to the Registration Statement on Form S-1 (File No. 333-176097), filed on July 11, 2012)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHUY’S HOLDINGS, INC.

By: /s/ Sharon A. Russell
    Name:    Sharon A. Russell
Title:    Chief Administrative Officer and Secretary

Date: July 26, 2013

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.8 of Amendment No. 7 to the Registration Statement on Form S-1 (File No. 333-176097), filed on July 11, 2012)